GREENSPRING FUND, INCORPORATED (GRSPX)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015 (as supplemented November 30, 2015)

This Statement of Additional Information is not a prospectus.  It should be read in conjunction with the Prospectus of Greenspring Fund (the “Fund”) dated May 1, 2015 (the “Prospectus”).  The Prospectus is available on the Fund’s website, www.greenspringfund.com.  You can also request a Prospectus by calling the Fund at (410) 823-5353 or (800) 366-3863, by writing to the Fund at 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641, or by e-mailing the Fund at info@greenspringfund.com.  The Fund’s financial statements for the year ended December 31, 2014 and the related report of the independent registered public accounting firm are included in the Fund’s Annual Report and are hereby incorporated by reference.  The Annual Report is also available for free on the Fund’s website or by contacting the Fund as described above.

Table of Contents - Statement of Additional Information

Table of Contents - Statement of Additional Information

Organization

The Fund was incorporated as an open-end registered investment company under the laws of the State of Maryland in October 1982.  The Fund first offered its shares to the public on July 1, 1983.

Description of the Fund and its Investments and Risks

Description.  The Fund is an open-end, diversified management investment company.

Investment Strategies.  The Fund primarily invests in the securities of companies that its investment adviser considers undervalued relative to historical valuations, the company’s peers, the securities market in general or its value as a private company and fixed income investments, including corporate, convertible, and high yield bonds that have the potential to provide income, capital appreciation or a combination of both.  The Fund may also invest in companies in the process of financial restructurings, reorganizations, corporate turnarounds, and liquidations.

Investment Program.  The Fund may invest in a combination of common stocks, preferred stocks, corporate bonds, including high yield bonds and convertible bonds, and money market instruments.  The Fund also may invest in repurchase agreements, debt securities issued at a discount, pay-in-kind securities, contingent payment debt instruments, foreign securities, securities of other investment companies, U.S. Government securities, and may write or purchase call options (covered or uncovered) and put options.  The Fund normally limits its investment in a specific security to 5% of the value of total Fund assets at the time of purchase.  The Fund also limits its concentration in one particular industry to less than 25% of the value of total Fund assets at the time of purchase.

Equity Securities.  Equity securities in which the Fund may invest include common and preferred stocks. These securities represent shares of ownership in a corporation. The value of these securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment.  At times, the stock markets can be volatile and stock prices can change dramatically.  Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s price, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. This market risk will affect the Fund’s net asset value per share, which will fluctuate as the value of the securities held by the Fund changes.

Preferred Stocks.  Preferred stocks usually have specific dividends and rank after bonds and before common stock in claims on assets of the corporation should it be dissolved.  Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. When interest rates rise, the value of preferred stocks will generally decline.

Fixed Income Securities.

Ratings of Fixed Income Securities. The Fund may purchase securities rated by Standard & Poor’s Ratings Services (“S&P”),  Moody’s Investors Service, Inc. (“Moody’s”), or any other nationally recognized statistical rating organization. These ratings represent the opinion of the rating agency as to the quality of the securities it undertakes to rate. Ratings are not guarantees of quality.  In addition, the credit rating of a debt security does not necessarily address its market value risk and may not reflect its actual credit risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.  The Fund may also invest in unrated securities that have been deemed by its investment adviser to be comparable in quality to the rated securities in which the Fund may invest.  See Appendix A to this SAI for further information regarding S&P and Moody’s ratings.

Investment Grade Debt Securities. Investment grade debt securities are those rated BBB or higher by S&P, Baa or higher by Moody’s or, if unrated, deemed by the Fund’s investment adviser to be of comparable quality.  Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics.

High Yield Bonds.  High yield bonds, (sometimes referred to as “junk bonds”) are below investment grade debt securities that are rated BB or lower by S&P, Ba or lower by Moody’s or, if unrated, deemed by the Fund’s investment adviser to be of comparable quality. These securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  The total return and yield of high yield bonds can be expected to fluctuate more than the total return and yield of investment grade debt securities.  The market for high yield bonds may be less liquid than that for higher quality securities, which can make it difficult at times to sell certain securities or could result in lower prices upon sale than those used in calculating the Fund’s net asset value.

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Judgment may play a greater role in valuing high yield bonds than is the case for securities with more active markets and transactions in such bonds may carry higher transaction costs.   The economy and interest rates affect high yield bonds differently from other securities.  The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  High yield bonds are subject to a greater risk of default than higher grade debt securities.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to obtain additional financing.  If the issuer of a debt security owned by the Fund defaults, the Fund may lose its entire investment.  In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s net asset value.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities, but rank senior to common stock in a corporation’s capital structure.  The price of a convertible security often reflects fluctuations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Variable and Floating Rate Securities.  These are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or calendar quarter).  Variable and floating rate securities generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Inflation-Indexed Bonds.  Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.  The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment Company Securities.  The Fund may invest in shares of other registered investment companies, including exchange traded funds.  The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each other investment company’s advisory and operational expenses. The Fund is also subject to the risks associated with the securities in which the investment company invests.  Investment companies are subject to general investment risks, including market risk, issuer-specific risk, investment style risk and portfolio management risk. In addition, to the extent the Fund invests in investment companies that invest in equity securities, fixed income securities and/or foreign securities, the Fund is subject to the risks associated with investing in such securities such as equity risk, market capitalization risk, investment grade securities risk, interest rate risk, credit/default risk, foreign investing and emerging markets securities risk and high yield bond risk.  In addition, the Fund’s net asset value is subject to fluctuations in the net asset value of each investment company in which the Fund invests.

Money Market Instruments.  Money market instruments in which the Fund may invest include money market funds, short term U.S. Government securities, U.S. Government agency securities, securities issued by U.S. Government sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper, corporate notes and repurchase agreements. If market conditions improve while the Fund has invested some or all of its assets in money market instruments, this strategy could result in reducing the potential gain from the market upswing, thus reducing the Fund’s opportunity to achieve its investment objectives.

Options.  The Fund may from time to time purchase and write (“sell”) both call options and put options that are listed on an organized securities exchange.  Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks, which are different in some respects from the investment risks associated with similar funds that do not engage in such activities.  Those risks are discussed below.  The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options, exceeds 25% of the market value of the Fund’s net assets. In addition, the Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

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Call Options.  A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option.  The writer (“seller”) of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period.  A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may sell covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund.  Options will be sold on the basis of investment considerations consistent with the Fund’s investment objectives.  These options will generally be written on securities which, in the opinion of the Fund’s investment adviser, are not expected to make any major price moves in the near future, but that, over the long-term, are deemed to be attractive investments for the Fund.

When the Fund writes a covered call option, it assumes the risk that it must sell the underlying security at a price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction.  If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying security. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.

The Fund may sell uncovered call options.  In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security.  If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

Uncovered calls are riskier than covered calls because the Fund does not hold the underlying security.  The Fund assumes the risk of an increase in the price of the underlying security above the exercise price so long as its obligation as a writer continues.  Should this increase occur, the Fund may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay to acquire the security. Uncovered calls have speculative characteristics and the potential for loss is unlimited.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period.  The Fund will not commit more than 5% of the value of its total assets at the time of purchase to the purchasing of call options.  The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio.  This would give the Fund the ability to fix its cost of acquiring the stock at the exercise price of the call option plus the premium paid, which at times may cost the Fund less than purchasing the security directly.  The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the premium paid for the option.  The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Put Options. The Fund may sell put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period.  The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security.  The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period.  Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities.  This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security’s current market price.  Purchasing put options involves the risk of losing the entire premium (purchase price of the option).  No more than 5% of the Fund’s total net assets, at the time of purchase, will be committed to the purchasing of put options.

Repurchase Agreements.  The Fund may enter into repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances.  A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (usually less than a week).  The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. The use of repurchase agreements involves certain risks.  If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it.  If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and, therefore, subject to sale by the trustee in bankruptcy.  The Fund does not invest in reverse repurchase agreements.

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Restricted Securities. Restricted securities are subject to legal restrictions on their sale and may not be sold to the public without an effective registration statement. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Difficulty in selling securities may result in a loss or be costly to the Fund.

The Securities and Exchange Commission (“SEC”) has adopted Rule 144A, which is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Fund’s investment adviser  may determine that certain securities qualified for trading under Rule 144A are liquid.

Where registration of a security is required, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time the Fund desires to sell (and therefore decides to seek registration of) the security, and the time the Fund may be permitted to sell the security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it desired to sell. The risk that securities may not be sold for the price at which the Fund is carrying them is greater with respect to restricted securities than it is with respect to registered securities.

Securities of Foreign Issuers. Investments in securities of foreign issuers, including depositary receipts, involve risks not associated with, or more prevalent than those that may be associated with, investing in securities of U.S. issuers.  The economies of certain foreign countries may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Over a given period of time, securities of foreign issuers may underperform U.S. securities—sometimes for years.  Investing in securities of issuers in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries.  For instance, these countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures.  Securities issued by U.S. entities with substantial foreign operations can involve risks relating to conditions in foreign countries.

U.S. Government Securities.  The Fund may invest in U.S. Government securities, which include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance.  U.S. Government securities also include securities issued or guaranteed by government agencies that are supported by the full faith and credit of the United States (e.g., securities issued by the Federal Housing Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association); securities issued or guaranteed by government agencies that are supported by the ability to borrow from the U.S. Treasury (e.g., securities issued by the Federal National Mortgage Association); and securities issued or guaranteed by government agencies that are only supported by the credit of the particular agency (e.g., Interamerican Development Bank, the International Bank for Reconstruction and Development, and the Tennessee Valley Authority).  The value of U.S. Government securities may fluctuate in response to political, market or economic developments. U.S. Government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government-sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. Government would provide financial support to the issuing entity if not obligated to do so by law. Further, any government guarantees on U.S. Government securities that the Fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities or to shares of the Fund itself.

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Zero Coupon Securities, Other Debt Securities Issued at a Discount, Pay-in-Kind Securities and Contingent Payment Debt Instruments.  The Fund may invest in zero coupon securities, other debt securities issued at a discount, pay-in-kind securities and contingent payment debt instruments.  Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”) and do not pay interest during the life of the security.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security. Pay-in-kind bonds may allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the holder may obtain no return at all on its investment.   These debt securities may be less liquid and the market prices of these debt securities may be more volatile than securities that pay cash interest periodically. These securities are also likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality. Contingent payment debt instruments provide for the potential of one or more payments that are contingent as to timing or amount.  For all of the above securities, the Fund in general must accrue income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments.  Because the Fund must distribute annually substantially all of its investment company taxable income, it may be required to distribute in a particular year a dividend amount that is greater than the total amount of cash interest received. Any such distribution would be made from the Fund’s cash assets or proceeds from the sale of portfolio securities.  The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company income and/or net capital gain.

Portfolio Turnover.  While the Fund generally invests in securities for the purpose of seeking long-term capital gains, the Fund’s investment philosophy may dictate the frequent realization of short-term gains and losses, which may result in a portfolio turnover rate higher than that of other mutual funds.  The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2014 and 2013 were 50.43%, and 67.74%, respectively.

Market Events.  The financial crisis in the U.S. and many foreign economies over the past several years and its after-effects, including the European sovereign debt and banking crises, have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, and the economy at large.  Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil.  These events and the potential for continuing market turbulence may have an adverse effect on the Fund.  These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default.  These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all.  The values of many types of securities, including, but not limited to, mortgage-backed, asset-backed, and corporate debt securities, have been reduced.  During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide.  Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples.  The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen.  In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region  might adversely impact issuers in a different country or region.

The U.S. Government, the Federal Reserve, and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies.  Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy.  Others have opted for austerity, which may limit growth. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.   In addition, political events within the U.S. and abroad, such as the U.S. Government’s recent inability to agree on a long-term budget and deficit reduction plan, the 2013 federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

The situation in the financial markets resulted in calls for increased regulation, and the need of many financial institutions for government help gave lawmakers and regulators new leverage. In the U.S., the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), initiated a dramatic revision of the U.S. financial regulatory framework that has continued to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation, some in ways that are still unforeseeable.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, as relevant to the Fund, the Dodd-Frank Act mandates the elimination from certain U.S. federal securities regulations, including those under the Investment Company Act of 1940 Act, as amended (“1940 Act”), of references to or requirements to rely on credit ratings issued by nationally recognized statistical rating organizations. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing also entails the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates. Margin requirements for cleared derivatives will be imposed by clearing organizations and for uncleared derivatives by regulators.  Acceptable collateral for these purposes will be limited to high-quality, highly liquid instruments, some of which may be credited at less than current market value when posted as margin.  In addition, even the long-term sovereign credit rating of the U.S. has been downgraded in recent years.  These factors could lead to an increasing scarcity of acceptable collateral to post as margin for derivatives, which has the potential to increase the cost of entering into certain derivative transactions.

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The regulators that have been charged with the primary responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. In 2012, the CFTC adopted a revision to one of its rules that either restricts the use of derivatives by a 1940 Act fund or requires the fund’s adviser to register as a commodity pool operator. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published, what the content of such guidance may be, or the extent to which it might limit the use of derivatives by 1940 Act funds.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.  Changes in market conditions will not have the same impact on all types of securities.

Fundamental Policies.  The Fund’s fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares.

The Fund may not:

1)
Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. Government; provided that up to 25% of its total assets may be invested without regard to such limitation; and the Fund may not purchase any securities which would cause the Fund at the time of purchase to own more than 10% of the outstanding voting securities of an issuer;

2)	Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

3)	Invest in companies for the purpose of exercising management or control;

4)
Purchase or sell real estate, although it may invest in securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;

5)	Purchase or sell commodities or commodity contracts;

6)	Purchase securities on margin or effect short sales of securities;

7)	Make loans, except that it may acquire debentures, notes and other debt securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;

8)	Borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

9)	Mortgage, pledge or hypothecate securities;

10)	Act as securities underwriter, except to the extent that it may be regarded as a statutory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933, as amended;

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11)
Deal with any of its officers or directors, or with any firm of which any of its officers or directors is an officer, director or member, as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services; or

12)	Issue any obligations, bonds, notes or other senior securities except as otherwise allowed by the foregoing restrictions.

If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in high quality, short-term money market instruments, which should reduce downside volatility during periods of market weakness, but may cause the Fund not to achieve its investment objectives.

Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Fund’s Board.  The policies permit disclosure of non-public portfolio holdings to selected parties when the Fund’s Chief Compliance Officer (“CCO”) determines that the Fund has a legitimate business purpose.  The Fund’s policy provides a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Fund’s non-public portfolio holdings.  The Fund’s CCO may determine to add a recipient under the policy only if he or she first determines that the standards under the Fund’s policy have been met prior to such disclosure.  The Fund’s CCO will report to the Board quarterly regarding any other approved recipients of non-public portfolio holdings information under the policy.  Such parties include the Fund’s service providers (e.g., the Fund’s investment adviser, Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”), custodian, fund administrators, fund accountants, and independent accountants), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty to not trade on the non-public information.  The Adviser, fund administrators, and fund accountants have access to the Fund’s complete portfolio holdings on a daily basis.  The Fund’s custodian receives confirmations of portfolio activity within one business day of the trade.  The Fund provides its independent accountants complete year-end portfolio holdings within one to ten business days of the Fund’s year-end.  The Fund also provides its complete month-end portfolio holdings to Morningstar and Lipper within 15 days of month-end.  The Fund provides its complete quarter-end portfolio holdings to S&P, Bloomberg, Vickers Stock Research Corporation, and Thomson Financial within 15 days of quarter-end.  The Fund’s CCO may only authorize the release of non-public portfolio holdings to third parties for a legitimate business purpose and only if the third parties are subject to a duty to not trade on such information.

The Adviser may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) or “interest lists” to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers, subject to such broker-dealer’s duty of confidentiality and duty not to trade on the information.

Disclosure of the Fund’s complete portfolio holdings is required to be made within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund also, at the end of each calendar month, lists the 10 largest holdings by percentage of net assets, the top three equity sectors, and other portfolio characteristic data on its website (www. greenspringfund.com) within seven days of month-end.

In no event shall the Fund, the Adviser or its employees receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning the Fund’s portfolio holdings.

The Fund’s CCO will report any material violations of these policies to the Board at the next regularly scheduled meeting.

Management of the Fund

The Board is responsible for oversight of the Fund’s affairs, including oversight of the risks associated with the Fund’s operations.  The Board is currently composed of five Directors, two of whom are not “interested persons” of the Fund or its Adviser (“Independent Directors”).  Those noted as “interested persons” are interested on the basis of their positions with the Adviser, except that Mr. William E. Carlson is an “interested person” by virtue of his familial relationship with Charles vK. Carlson (brothers).On November 12, 2015, Mr. O’Boyle resigned as Director of the Fund due to a potential conflict of interest. Mr. O’Boyle’s resignation was not a result of any disagreement between Mr. O’Boyle and the Fund, the Adviser or the Fund’s independent registered public accounting firm.  Except where required, all references to Mr. O’Boyle have been removed from the Statement of Additional Information.

Charles vK. Carlson, the Chairman of the Board, is an Interested Director because of his affiliation with the Adviser.  The Fund does not have a lead independent director.  Mr. Carlson and Michael J. Fusting also serve as officers of the Fund.  The Board believes that its leadership structure is appropriate in light of the size of the Fund and the nature and complexity of its business.

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The following table summarizes the material attributes, skills and experience that relate to the suitability of each Director to serve on the Board.  The Board believes that each of the Directors possess the necessary characteristics, such as the ability to critically discuss and analyze issues presented to the Board and sophisticated understanding of business and financial matters, to serve on the Board.

Charles vK. Carlson.  Mr. Carlson is experienced in financial and investment matters through his positions as researcher, analyst, and portfolio manager of the Fund since1983.  He is also experienced in financial, accounting and regulatory matters through his position as President of the Fund since 1993, as President of Corbyn since 1991, and as Director since 1988.  Mr. Carlson is a Chartered Financial Analyst.

William E. Carlson.  Mr. Carlson, the President and Chair of the Business Department at Shapiro Sher Guinot & Sandler, a law firm, counsels businesses (including investment management firms) and advises Boards of Directors.

Michael J. Fusting.  Mr. Fusting is experienced in financial, accounting, investment and regulatory matters through his service as Chief Financial Officer of the Fund since 1994, as Senior Vice President of the Fund since 1998, and through his positions as investment analyst since 1989 and Co-Chief Investment Officer of Corbyn since 2006.  Mr. Fusting is a Chartered Financial Analyst.

David T. Fu.  Mr. Fu is experienced in financial and accounting matters through his position as Managing Director of Kanturk Partners, LLC, a merchant bank, from which he retired in December 2014.

Sean T. Furlong.  Mr. Furlong is experienced in financial and accounting matters through his position as Director of Finance and Operations at the Gilman School, a private preparatory school for boys.

Name, Address and Age	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships During the Past Five Years

Interested Directors and Officers
Charles vK. Carlson(2) 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 55	President Chairman of the Board Chief Executive Officer Director	From March 1993 to present. From January 1994 to present. From February 1994 to present. From March 1987 to present.	President and Director of the Fund’s Adviser.	One	None

William E. Carlson(2) 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 57	Director	From February 1994 to present.	President and Chair of the Business Department at Shapiro Sher Guinot & Sandler (a law firm) from February 1999 to present. Partner of Shapiro Sher Guinot & Sandler from February 1990 to present.	One	None

Michael J. Fusting 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 54	Sr. Vice President Chief Financial Officer Director	From May 1998 to present. From February 1994 to present. From March 1992 to present.	Sr. Vice President and Director of the Fund’s Adviser.	One	None

Independent Directors(3)
David T. Fu 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 58	Director	From May 1990 to present.	Retired. Managing Director of Kanturk Partners, LLC (a merchant bank) from February 2004 to December 2014.	One	None
Sean T. Furlong 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 49	Director	From March 2003 to present.	Director of Finance and Operations at the Gilman School from June 2003 to present. Adjunct Professor of Financial Accounting at Johns Hopkins University from February 2013 to present.	One	None

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Name, Address and Age	Position(s) Held with the Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships During the Past Five Years

Officers
Elizabeth Agresta Swam 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093-4641 47	Secretary and Treasurer AML Officer Chief Compliance Officer	From May 1998 to present. From July 2002 to present. From July 2004 to present.	Employee of the Fund’s Adviser from May 1998 to present.	N/A	None
(1) Directors serve an indefinite term; officers serve a term of one year.
(2) Mr. Charles vK. Carlson and Mr. William E. Carlson are brothers.
(3) Directors who are not “interested persons” of the Fund as defined under the 1940 Act.

The Board is not responsible for the day-to-day management of the Fund’s activities.  However, overall responsibility for the management of the Fund rests with the Board, including oversight of, among other risks, the Fund’s legal and regulatory compliance risks. The Board recognizes its critical role in reviewing the operations and risks of the Fund and in monitoring for conflicts of interest that may arise between the Fund and its service providers, including the Adviser.

The Board receives reports from the CCO regarding compliance and legal risk concerns.  The Audit Committee and the Qualified Legal Compliance Committee (the “QLCC”) also play important roles in the Board’s oversight of the Fund, as described below.

Standing Committees.  Currently, the Fund’s Board has two standing committees:  the Audit Committee and the QLCC.  The Audit Committee oversees the accounting and financial reporting processes of the Fund and its internal control over financial reporting; the quality and integrity of the Fund’s financial statements and the independent audit thereof; the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting and risks related thereto; internal control over financial reporting and independent audits and risks related thereto; approves prior to appointment the engagement of the Fund’s independent registered public accounting firm and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund’s independent registered public accounting firm.  The Audit Committee consists of the Fund’s  Independent Directors and meets periodically as needed, but at a minimum of twice per year.  Mr. Fu serves as chairman of the Audit Committee.  The Audit Committee held two meetings during the fiscal year ended December 31, 2014.

The Audit Committee also serves as the QLCC.  The function of the QLCC is to receive reports of evidence of a material violation of the Fund’s policies and procedures by any officer, director, employee or agent of the Fund.  The QLCC did not meet during the Fund’s last fiscal year.

Directors’ Ownership of the Fund.  As of December 31, 2014, the Directors beneficially owned the following dollar value of Fund shares:

Interested Directors	Dollar Range of Fund Shares Owned
Charles vK. Carlson	Over $100,000
William E. Carlson	Over $100,000
Michael J. Fusting	Over $100,000

Independent Directors	Dollar Range of Fund Shares Owned
David T. Fu	Over $100,000
Sean T. Furlong	$50,001 - $100,000

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Furthermore, neither the Independent Directors, nor members of their immediate family own, beneficially or of record, securities of the Adviser, the Fund’s principal underwriter, or any of their affiliates.

Compensation. For the fiscal year ended December 31, 2014, Independent Directors and Directors who are not employees of the Fund or companies affiliated with the Fund, receive an annual retainer of $6,000, to be paid quarterly; compensation of $2,000 for each board meeting and $750 for each committee meeting, attended either in-person or telephonically; and reimbursement of any travel or other out-of-pocket expenses resulting from meeting attendance.  Such fees are subject to adjustment in the future upon appropriate action by the Board. Directors, as well as officers, who are interested persons of the Fund, except Mr. William Carlson, are not compensated by the Fund, but may be compensated by Corbyn.

Compensation Table

Interested Directors	Aggregate Compensation from Fund for 2014
Charles vK. Carlson	$0
William E. Carlson	$11,000
Michael J. Fusting	$0

Independent Directors
David T. Fu	$12,000
Sean T. Furlong	$12,000
Michael P. O’Boyle1	$12,000

1As of 11/12/2015, Mr. O’Boyle is no longer a Director of the Fund.

There are no pension or retirement benefits accrued as part of the Fund’s expenses.

Codes of Ethics. The Fund, the Adviser, and the Fund’s distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act each of which allow personnel to invest in securities which are also purchased or sold for the Fund or the Adviser subject to the provisions of the respective Code.  Therefore, a buying or selling interest on the part of the personnel will not affect the price paid or received by the Fund for any security.  The codes of ethics provide that no personnel who is aware that the Fund or the Adviser is purchasing or selling a particular security, or that the Fund or the Adviser has such a purchase or sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund’s or the Adviser’s transactions in that security have been completed.

The Fund has also adopted a code of ethics for Chief Executive Officers and Chief Financial Officers.  This code of ethics promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with the SEC and in other public communications made by the Fund; compliance with applicable laws and governmental rules and regulations; the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and accountability for adherence to the code.

Proxy Voting Policies.  The Board has adopted policies and procedures with respect to the voting of proxies related to the Fund’s portfolio securities.  These procedures delegate to Corbyn the responsibility for voting proxies as part of its investment advisory services, subject to the continuing oversight of the Fund’s Board.  Notwithstanding this delegation of responsibilities, the Fund reserves the right to vote proxies relating to its portfolio securities.  Corbyn will vote proxies on all proposals, except in those instances in which Corbyn determines that it is not practicable to do so or it determines that the potential cost involved with voting a proxy outweigh the potential benefit to the Fund and its shareholders.  Corbyn will report to the Board those proxies, if any, that were not voted and the reason for such non-votes.  Corbyn may engage an independent proxy voting service to assist in the voting of proxies, but does not currently do so.  Corbyn’s proxy voting policies and procedures are summarized below.

Corbyn will vote proxies related to securities in a manner that is in the best interest of the Fund.  Corbyn will consider only those factors that relate to the Fund’s investment, including how its vote will impact and affect the value of the Fund’s investment. Corbyn will vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

Corbyn has a general policy of voting in favor of routine proposals, which generally include:

(1)	The election of directors that result in a majority of independent directors;
(2)	Declassification of existing boards;
(3)	Appointment of auditors, except where non-audit fees make up a large percentage of total fees paid by the company to the audit firm;
(4)	Measures intended to increase long-term stock ownership by executives;

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(5)	Employee stock purchase plans (provided that the shares are purchased for no less than 85% of their market value);
(6)	Removal of super-majority voting requirements for certain types of proposals;
(7)	Lower barriers to shareholder action; and
(8)	Annual advisory vote on executive compensation.

Corbyn has a general policy of voting against non-routine proposals, which generally include:

(1)	Adoption of classified board structures;
(2)	Equity-based compensation plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding or if annual option grants have exceeded 2% of shares outstanding;
(3)	Imposition of super-majority requirements;
(4)	Establishment of a separate class of stock with disparate voting rights;
(5)
Proposals relating to “ordinary business matters” (e.g., shareholder proposals requesting that the company disclose or amend certain business practices), unless Corbyn believes that a proposal has substantial economic implications; and

(6)	Increasing barriers to shareholder action.

If a matter is not specifically covered by the proxy voting policies, Corbyn will vote the proxy in a manner consistent with the general principles of the proxy voting policies and in the Fund’s best interest.  If Corbyn believes that it is in the best interest of the Fund, it may vote in a manner contrary to its established proxy voting policies.  Corbyn’s Investment Committee will review information to determine that there is no material conflict of interest between Corbyn and the Fund with respect to the voting in that matter.

In exercising its voting discretion, Corbyn will seek to avoid any direct or indirect material conflict of interest.  For any vote, Corbyn will attempt to determine whether an actual or potential conflict of interest exists with Corbyn, any of its affiliates or any other party which may be deemed an “interested person” of Corbyn as defined in Corbyn’s proxy voting policies and procedures.  If an actual or potential conflict is found to exist, Corbyn may then engage a non-interested party to independently review Corbyn’s vote recommendation.  Corbyn will provide disclosure to the Fund’s Board if any vote raises an actual or potential conflict of interest.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (800) 366-3863 and on the SEC’s website at http://www.sec.gov.

Principal Holders, Control Persons, and Management Ownership of Securities

A principal shareholder is a person who owns of record or beneficially more than 5% of the outstanding shares of the Fund.  A control person is one who owns beneficially or through one or more controlled companies, more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with controlling interest could affect the outcome of voting or the direction of management of the Fund.  As of March 31, 2015, the following shareholders were considered either principal shareholders or control persons of the Fund.  In each case, these entities hold shares of record for the accounts of certain of their clients.

Name/Address	Parent Company	Jurisdiction	Percentage of Ownership	Type of Ownership

Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94101-4151	The Charles Schwab Corporation	DE	37.52%	Record

National Financial Services Corp. P.O. Box 3730 New York, NY 10008-3730	Fidelity Global Brokerage Group, Inc.	DE	26.66%	Record

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	N/A	N/A	7.41%	Record

TD Ameritrade Clearing, Inc. P.O. Box 2226 Omaha, NE 68103-2226	N/A	N/A	5.12%	Record

As of March 31, 2015, the officers and directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, less than 1% of the Fund’s outstanding shares.

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Investment Advisory and Other Services

Investment Adviser.  Corbyn is the Fund’s investment adviser and is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093-4641.  Corbyn was organized in 1973 and provides investment management services for its clients.  Corbyn Investment Management Employee Stock Ownership Plan and Trust (the “Plan”) controls Corbyn on the basis of its greater than 50% ownership of Corbyn stock.  The Plan is a qualified, defined contribution employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, designed to invest primarily in the stock of Corbyn, the sponsoring employer.  Charles vK. Carlson is the Trustee of the Plan and owns approximately 40% of Corbyn stock through his direct ownership of such stock, and indirectly through ownership of shares held in the Plan.  Mr. Carlson has voting power over the Corbyn shares held by the Plan (as well as shares he holds directly).  Charles vK. Carlson is also an affiliated person of both the Adviser and the Fund by virtue of his positions as President and Director of the Adviser and President, Chairman of the Board, Chief Executive Officer and Director of the Fund.  Michael Fusting is an affiliated person of both the Adviser and the Fund by virtue of his positions as Sr. Vice President, Director and Co-Chief Investment Officer of the Adviser and Sr. Vice President, Chief Financial Officer and Director of the Fund.

Subject to the supervision of the Board of the Fund, the Adviser will make investment decisions for the Fund, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund.  The Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund’s share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.  The Adviser will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings and office equipment as may be required by the Fund.

Corbyn acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).  The Advisory Agreement continues in effect from year to year only if such continuance is specifically approved at least annually by (i) the Board or by vote of a majority of the Fund’s outstanding voting securities, as defined by the 1940 Act, and (ii) by a majority of the Directors who are not interested persons of any such party, by vote cast in person, at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated without penalty by the parties thereto upon 60 days written notice, and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

The Fund pays the Adviser a monthly fee at an annual rate of 0.75% of the Fund’s average daily net assets up to $250 million, 0.70% of average daily net assets between $250 and $500 million and 0.65% of average daily net assets in excess of $500 million.

The investment advisory fees paid by the Fund for the last three fiscal years ended December 31, 2014, 2013, and 2012 were $5,788,944, $5,220,999, and $5,044,432, respectively.

Additional Services.  Pursuant to a Services Agreement, Corbyn provides additional services to the Fund including assisting (i) in the preparation of periodic reports by the Fund to its shareholders and all reports and filings to meet regulatory and tax requirements for the Fund; (ii) in the preparation of financial statements for the Fund; (iii) the Fund in connection with its obligations under the Sarbanes-Oxley Act of 2002 and other regulatory requirements; and (iv) with the development of compliance procedures for the Fund and providing compliance monitoring systems to oversee the Fund’s compliance with its investment policies and restrictions as shown on the Fund’s accounting records.  Corbyn also assists in the selection and oversees the performance of, and coordinates with, other service providers to the Fund in connection with the operations of the Fund.

Pursuant to the Services Agreement, the Fund pays Corbyn a monthly fee plus an additional percentage of the Fund’s daily net assets for the services provided, as well as reimbursement of reasonable out-of-pocket expenses.  Additional services fees for the Fund for the last three fiscal years ended December 31, 2014, 2013, and 2012 were $113,291, $104,553, and $101,838, respectively.

Administrator. U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the administrator of the Fund pursuant to a Fund Administration Agreement and is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202.  As administrator, USBFS provides administrative services and personnel for regulatory reporting and other administrative matters.

Administration fees paid by the Fund to USBFS for the fiscal years ended December 31, 2014, 2013, and 2012 $319,874,  $293,661, and $285,512, respectively.

Transfer Agent and Fund Accountant.  USBFS is also the transfer agent, dividend paying agent and fund accountant for the Fund.

Custodian.  U.S. Bank, N.A., 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the custodian for the Fund and in that capacity holds all securities and cash owned by the Fund.

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Independent Registered Public Accounting Firm.  Tait, Weller & Baker LLP (“TWB”) is the independent registered public accounting firm for the Fund, whose services include auditing the Fund’s financial statements and the performance of related tax services.  TWB is located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103.  The financial statements for the year ended December 31, 2014 and the report of TWB are included in the Fund’s Annual Report, which are incorporated by reference into this SAI.

Distribution Arrangements

Principal Underwriter and Distributor.  Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor for shares of the Fund in a continuous public offering of the Fund’s shares.  Pursuant to a distribution agreement with the Fund, Corbyn, and Quasar, Quasar provides certain administrative services and promotes and arranges for the sale of the Fund’s shares.  Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and is a member of the Financial Industry Regulatory Authority.  The Administrator, Transfer Agent, Fund Accountant, Custodian and Distributor are affiliated companies.

The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board or the vote of a majority of the outstanding voting shares of the Fund (as defined in the 1940 Act); and (ii) a majority of the Directors who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval.  The agreement may be terminated without penalty by the parties thereto upon 60 days written notice, and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Revenue Sharing.  Corbyn may pay compensation (out of its own resources and not as an expense of the Fund) to certain broker-dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, retention and/or servicing of Fund shares (“revenue sharing payments”). Corbyn may pay for placing the Fund on the Financial Intermediary’s trading platform.  The level of revenue sharing payments made to Financial Intermediaries may be based upon current assets and/or number of accounts of the Fund attributable to the Financial Intermediary or other measures as agreed to by Corbyn and the Financial Intermediaries.  These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.  In addition to the compensation described above, the Fund and/or Corbyn may also pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for sub-accounting, administrative or transaction processing services related to the maintenance of accounts. The Board has authorized the Fund to pay the amount of the fees it estimates the Fund would have been charged by its transfer agent for similar services.

Corbyn is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, Corbyn benefits from the incremental management and other fees paid to Corbyn by the Fund with respect to those assets.

Portfolio Manager

Charles vK. Carlson is the Fund’s portfolio manager.  Mr. Carlson is not directly compensated by the Fund.  See “Investment Advisory and Other Services” for a discussion of Mr. Carlson’s affiliation with Corbyn.  As of December 31, 2014, Mr. Carlson’s compensation from Corbyn is in the form of a fixed salary from the Adviser and bonuses payable by the Adviser based on the overall profitability of the Adviser and such other factors as the Adviser takes into account.  Mr. Carlson is not compensated based directly on the performance of the Fund or the value of the Fund’s assets.  The Fund, whose net assets aggregated $671 million at December 31, 2014, is the sole registered investment company managed by the portfolio manager.  The portfolio manager does not manage any other pooled investment vehicles.

Corbyn also acted as investment manager to 553 separate accounts, including individuals, corporations, and other entities, aggregating $559 million in value as of December 31, 2014, for which the Adviser was compensated solely through a management fee representing a percentage of assets managed.  Mr. Carlson is also the portfolio manager for these separately managed accounts and is not compensated based directly on their performance.

The Adviser seeks to treat all clients fairly and equitably and has established policies and procedures designed to ensure that no client is disadvantaged over another where more than one client has the ability to invest in similar securities.  Corbyn utilizes a variety of methods when allocating securities among client accounts.  The allocation method will depend upon various factors such as investment objective, existing portfolio composition and account characteristics.

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Although Corbyn manages the assets of all of its clients, including the Fund, with a similar overall investment philosophy, the investment goals of Corbyn clients vary and specific investment strategies designed to achieve individual clients’ goals may be implemented.  Individual clients of the Adviser have different restrictions on their permitted investments, whether by statute, contract, or instruction of the client, and have varying tax statuses and different needs for income.  Furthermore, separately managed accounts may be more concentrated in specific securities than the portfolio of the Fund, where concentrations are limited by statute.  As a consequence of employing differing strategies and taking into account investment restrictions, as well as the varying levels of cash held in separately managed accounts and the Fund, separately managed accounts and the Fund may own different securities and/or different position sizes and performance may materially differ.

As of December 31, 2014, Mr. Carlson and his immediate family members owned shares of the Fund worth over $1,000,000.

Brokerage Allocation and Other Practices

With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of Corbyn, the Fund may obtain better prices or executions on a commission basis.  Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions, but which include compensation in the form of a mark up or mark down.

Corbyn selects the brokerage firms used to complete securities transactions for the Fund.  Broker-dealers are selected to effect securities transactions for the Fund based on obtaining the most favorable combination of price and execution for a transaction.  Corbyn does not base its execution decisions solely on whether the lowest possible commission can be obtained.  Corbyn evaluates the trading price, commission, certainty of execution and the ability of the dealer to settle the trade promptly and accurately.  Obtaining a low commission is secondary to obtaining a favorable execution, which is usually more beneficial to the Fund.

In accordance with the provisions of Section 28(e) of the Exchange Act, Corbyn may cause the Fund to pay a higher brokerage commission to a broker that provides research and/or other services than to another qualified broker that does not provide such services.  These services may include, but are not limited to market data fees, portfolio management software, settlement software, pricing services, online research service, and market data and analytical software.  Corbyn may not use all of these products and services in connection with its management of the Fund.  It is not always possible to determine the extent to which commissions charged by brokers reflect the value of their research services.

Total brokerage commissions paid by the Fund for the last three fiscal years ended December 31, 2014, 2013, and 2012 were $395,784, $415,835, and $373,917, respectively.

Corbyn received research services for commissions of $225,339 paid by the Fund on a total transaction amount of $81,979,105 for the fiscal year ended December 31, 2014.

The Fund’s officers and directors and Corbyn’s officers, directors and shareholders are not affiliated with any brokers used by the Fund.

Capital Stock

The Fund has authorized 60,000,000 shares of $.01 par value common stock.  All shares are of the same class, with equal rights and privileges.  Each share is entitled to one vote and participates equally in dividends and other distributions declared.  The Fund’s shares have non-cumulative voting rights.  When the Fund receives the consideration for which shares are to be issued, the shares are fully paid and non-assessable. The Fund’s shares are transferable, and have no preemptive, conversion, or exchange rights.

Purchase and Redemption of Shares and Net Asset Value Per Share

Purchase and Redemption of Shares. Shares of the Fund can be purchased any day the New York Stock Exchange (the “NYSE”) is open for business.  The Fund must receive your purchase order in good form prior to the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time, unless the NYSE closes early) for you to receive that day’s closing net asset value (“NAV”).  If your purchase order is received after the close of regular trading on the NYSE, you will receive the next day’s closing NAV.  To redeem shares in good form you must include: the shareholder’s name; the account number; the share or dollar amount to be redeemed; and signature by all shareholders on the account (with signature(s) guaranteed if applicable).

Net Asset Value Per Share.  The Fund’s shares are purchased and redeemed at the Fund’s current NAV per share.  The Fund determines the NAV per share by subtracting its liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

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The NAV per share is calculated as of the close of the regular trading session of the NYSE each day the NYSE is open for business.  The NYSE is closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

An example of how the Fund calculated its total offering price per share as of December 31, 2014 is as follows:

Net Assets	=	Net asset value per share
Shares Outstanding
$671,137,977	=	$24.80
27,056,995

Redemption in Kind. The Fund expects to make all redemptions in cash.  The Fund reserves the right to fulfill a redemption request with a payment in whole or in part in the form of the Fund’s portfolio securities.  These securities would be valued the same way the securities are valued in calculating the NAV of the Fund.  The Fund is subject to Rule 18f-1 under the 1940 Act.  Therefore, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period.

Taxes

General.  The Fund intends to continue to qualify each taxable year for treatment as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“RIC”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify for treatment as a RIC for a taxable year, the Fund must (a) satisfy certain diversification requirements at the end of each quarter of the year (“Diversification Requirements”), (b) derive at least 90% of its gross income for the year from (1) dividends, interest, payments with respect to securities loans, and gains (without including losses) from the sale or other disposition of securities or foreign currencies, and other income (including gains from options) derived with respect to its business of investing in securities or those currencies, and (2) net income from an interest in a “qualified publicly traded partnership” (“Income Requirement”), and (c) distribute at least 90% of its investment company taxable income (determined without regard to any deduction for dividends paid) for the year (“Distribution Requirement”).

If, in any taxable year, the Fund does not so qualify -- either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements -- (a) it would be taxed at normal corporate tax rates on the entire amount of its taxable income, if any, without any deduction for distributions to its shareholders, and (b) its distributions made out of its earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), except for the part of those dividends that is “qualified dividend income” (described in the Prospectus), which is subject to maximum federal income tax rates of 15% and 20% for individuals and certain other non-corporate taxpayers.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for treatment as a RIC.

The Fund is required to distribute in each calendar year at least the sum of (a) 98% of the ordinary income it earns in that year, (b) 98.2% of the net capital gains it realizes in the 12-month period ending on October 31 of that year, and (c) any undistributed ordinary income and net realized capital gains from the prior year (“required amount”).  If the Fund fails to do so, it will be subject to a non-deductible 4% federal excise tax (the “Excise Tax”) on the excess of the required amount over the distributed amount.  For purposes of this excise tax, amounts on which the Fund pays income tax are treated as distributed.

Taxation of Shareholders.  Dividends and other distributions are generally taxable to shareholders in the year in which they are received.  However, dividends the Fund declares in October, November, or December to shareholders of record in one of those months and pays during the following January will be treated as received by them on December 31.

A Fund shareholder who wants to use the average basis method for determining basis with respect to Fund shares he or she acquires after December 31, 2011 (“Covered Shares”), must elect to do so in writing (which may be electronic).  If a Fund shareholder fails to affirmatively elect the average basis method, then basis determination will be made in accordance with the Fund’s default method, which is the “highest cost” method.  If a shareholder wishes to use a different acceptable method for basis determination (e.g., a specific identification method other than “highest cost”), the shareholder may elect to do so.  The basis determination method a shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

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In addition to the previous requirement to report the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate  whether they had a short-term (one year or less) or long-term (more than one year) holding period.  Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Under legislation known as the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold 30% from its ordinary dividends, and the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2016, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the Fund.

Taxation of the Fund.  Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments.  Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”).  A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income.  Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders.  The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  Fund distributions attributable to PFIC income will not be eligible for the 15% and 20% maximum federal income tax rates on individuals’ and certain other non-corporate shareholders’ “qualified dividend income” mentioned above.

The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith.  Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.  When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

The Fund may acquire zero coupon or other securities issued with OID.  As a holder of those securities, the Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year.  Similarly, the Fund must include in its gross income securities it receives as “interest” on pay in kind securities and interest income in excess of the cash received on contingent payment debt instruments.  Because the Fund must distribute substantially all of its investment company taxable income annually, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary.  The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

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The foregoing is only a summary of some of the important federal tax considerations generally affecting the Fund and its shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the Fund’s activities, and this discussion is not intended as a substitute for careful tax planning.  Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Fund and to dividends and other distributions therefrom.

Financial Statements

The Annual Report for the Fund for the fiscal year ended December 31, 2014 is a separate document supplied upon request, and the financial statements, accompanying notes, and report of the independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

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Appendix A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of generally one year or less.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

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“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Long-Term Credit Ratings

A S&P long-term credit rating is a forward looking opinion about the creditworthiness of an obligor with respect to a financial obligation having an original maturity of generally more than one year.

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations  rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

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Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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